UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2016

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01 Regulation FD Disclosure.

The Company has issued a press release on November 11, 2016, entitled “Xtant Medical Reminds Shareholders of Upcoming Expiration of Rights Offering Subscription Period and Final Subscription Price,” which is attached as Exhibit 99.1 and incorporated herein.

The Company has also issued a press release on November 14, 2016, entitled “Xtant Medical Announces First Surgical Cases of Xspan™ Laminoplasty Fixation System,” which is attached as Exhibit 99.2 and incorporated herein.

The information in this Item 7.01 and the documents attached as Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1

Press Release of Xtant Medical Holdings, Inc. dated November 11, 2016 entitled “Xtant Medical Reminds Shareholders of Upcoming Expiration of Rights Offering Subscription Period and Final Subscription Price.”

99.2	Press Release of Xtant Medical Holdings, Inc. dated November 14, 2016 entitled “Xtant Medical Announces First Surgical Cases of Xspan™ Laminoplasty Fixation System.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2016
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release of Xtant Medical Holdings, Inc. dated November 11, 2016 entitled “Xtant Medical Reminds Shareholders of Upcoming Expiration of Rights Offering Subscription Period and Final Subscription Price.”

99.2	Press Release of Xtant Medical Holdings, Inc. dated November 14, 2016 entitled “Xtant Medical Announces First Surgical Cases of Xspan™ Laminoplasty Fixation System.”